CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Consolidated Balance Sheets Parenthetical
Common Stock, Par Value	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares Authorized	200,000,000	200,000,000	200,000,000
Common Stock, Shares Issued	62,869,337		60,125,000
Common Stock, Shares Outstanding	62,869,337	61,114,602	60,125,000
Preferred Stock, Shares Authorized	25,000,000	25,000,000	25,000,000
Preferred Stock, Shares Issued	0	0	0